UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 28, 2014

State Bank Financial Corporation
(Exact name of registrant as specified in its charter)

Georgia
(State or other jurisdiction of incorporation)

000-54056	27-1744232
(Commission File Number)	(IRS Employer Identification No.)

3399 Peachtree Road, NE, Suite 1900
Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

(404) 475-6599
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.07.  Submission of Matters to Vote of Security Holders

State Bank Financial Corporation held its Annual Meeting of Shareholders on Wednesday, May 28, 2014 in Atlanta, Georgia.  We asked our shareholders to vote on the following three proposals:

•	to elect eleven directors to serve a one-year term;

•	to conduct a non-binding advisory vote on the compensation of our named executive officers (the “say on pay vote”); and

•	to ratify the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for 2014.

Following is a tabulation of the votes with respect to each proposal.

Election of Directors

The following directors were elected with the following votes to serve until the 2015 annual meeting of shareholders or until their respective successors are duly elected and qualified.

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
James R. Balkcom, Jr.	23,404,412	3,231,657	7,395	2,936,147
Kelly H. Barrett	26,188,873	447,396	7,195	2,936,147
Archie L. Bransford, Jr.	26,188,673	447,396	7,395	2,936,147
Kim M. Childers	26,051,147	585,122	7,195	2,936,147
Ann Q. Curry	26,307,707	328,562	7,195	2,936,147
Joseph W. Evans	25,408,025	626,083	609,356	2,936,147
Virginia A. Hepner	24,006,573	2,629,696	7,195	2,936,147
John D. Houser	26,188,673	447,396	7,395	2,936,147
Major General (Retired) Robert H. McMahon	24,006,373	2,629,896	7,195	2,936,147
J. Daniel Speight, Jr.	26,052,597	583,472	7,395	2,936,147
J. Thomas Wiley, Jr.	23,493,304	3,142,965	7,195	2,936,147

Say on Pay

The compensation of our named executive officers was approved with the following non-binding votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,114,781	3,496,082	32,601	2,936,147

Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for 2014 was approved with the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,513,690	—	65,921	—

Item 8.01.  Other Events

On May 28, 2014, the Board of Directors of State Bank Financial Corporation declared a quarterly dividend of $.04 per common share to be paid on June 17, 2014 to shareholders of record of our common stock as of June 9, 2014. The dividend represents an increase of $.01 per common share, or 33%, over the dividend paid in the previous quarter. A copy of the press release announcing the cash dividend is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits
 (d) Exhibits

Exhibit No.	Exhibit
99.1	Press Release issued by State Bank Financial Corporation on May 28, 2014 regarding the announcement of a cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE BANK FINANCIAL CORPORATION

Dated: May 30, 2014	By:	/s/ Thomas L. Callicutt, Jr.
Thomas L. Callicutt, Jr.
Chief Financial Officer